USAA Growth and Tax Strategy Fund

Supplement dated March 2, 2021, to the Summary Prospectus dated October 1, 2020, ("Summary Prospectus") as Supplemented

1.Effective March 2, 2021, references in the Summary Prospectus to John C. Bonnell as a portfolio manager for the Fund are removed. Lauren Spalten has been added as a new portfolio manager to the Fund.

2.The table under PORTFOLIO MANAGERS is amended to include Ms. Spalten as follows:

	Title	Tenure with the Fund
Lauren Spalten	Portfolio Manager, USAA Investments	Since March 2021

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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